Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2021
Cash and Cash Equivalents
Cash and Cash Equivalents

8. Cash and Cash Equivalents

Cash and cash equivalents consist of the following:

	As of December 31,
	2020	2021
Current accounts	182,056	175,741
Time deposits (with original maturities of three months or less)	36,971	104,274
Ship management client accounts	397	119
Restricted cash	147,845	2,112
Total	367,269	282,246

Restricted cash as of December 31, 2021 represents cash provided for bank guarantees (Note 23). Restricted cash as of December 31, 2020 represents the cash in relation to the amount drawn for the delivery of the GasLog Galveston until her delivery from the shipyard on January 4, 2021 (Note 6).

Ship management client accounts represent amounts provided by the clients of GasLog LNG Services Ltd. in order to enable the Group to cover obligations of vessels under management. A compensating balance is held as a current liability.